SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2005

                                 GFY FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-33029
                            (Commission File Number)

                                   87-0382438
                        (IRS Employer Identification No.)

                              601 Deerfield Parkway
                             Buffalo Grove, IL 60089
               (Address of Principal Executive Offices)(Zip Code)

                                 (847) 353-7554
               Registrant's Telephone Number, Including Area Code



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Item 3.02     Sales of Unregistered Securities
----------------------------------------------

     On May 16, 2005 the Company's Edgar Filing Agent accidentally used the Company's CIK codes to file a document on Form 8-K for another client announcing the sale of unregistered securities. The 8-K filing should be ignored as it does not in any way relate to activities of the Company.



                                   SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2005                      GFY Foods, Inc.

                                             By: /s/ Ed Schwalb
                                                 ---------------------
                                                Name: Ed Schwalb
                                                Title: President